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                                                                   EXHIBIT 5.2


                             CONSENT OF COUNSEL


We hereby consent to the use of our name in this Registration Statement on Form F-10 under the heading "Enforceability of Certain Civil Liabilities."



/s/ McCarthy Tetrault LLP

McCarthy Tetrault LLP

Toronto, Ontario
June 14, 2002